EXHIBIT 10.6

UNITED STATES OF AMERICA

DEPARTMENT OF THE TREASURY

COMPTROLLER OF THE CURRENCY

In the Matter of:	)	AA-EC-2010-41
Pacific Capital Bank, National Association	)
Santa Barbara, California	)

STIPULATION AND CONSENT TO THE ISSUANCE

OF A CONSENT ORDER

WHEREAS, the Comptroller of the Currency of the United States of America (“Comptroller” or

“OCC”) intends to initiate cease and desist proceedings against Pacific Capital Bank, National Association,

Santa Barbara, California (“Bank”), pursuant to 12 U.S.C. § 1818(b), through the issuance of a Notice of

Charges, for unsafe and unsound banking practices relating to, among other issues, asset quality, management,

credit risk management, and audit;

WHEREAS, the Bank, in the interest of compliance and cooperation, and without admitting or denying any wrongdoing, consents to the issuance of a Consent Order, dated May 10, 2010 (“Order”) by executing this

Stipulation and Consent to the Issuance of a Consent Order;

NOW THEREFORE, the Comptroller, through his authorized representative, and the Bank, through its duly elected and acting Board of Directors, hereby stipulate and agree to the following:

ARTICLE I

JURISDICTION

(1)         The Bank is a national banking association chartered and examined by the Comptroller pursuant to the National Bank Act of 1864, as amended, 12 U.S.C. § 1 et seq.

(2)         The Comptroller is “the appropriate Federal banking agency” regarding the Bank, pursuant to

12 U.S.C. §§ 1813(q) and 1818(b).

(3)         The Bank is an “insured depository institution” within the meaning of 12 U.S.C. § 1818(b)(1).

ARTICLE II

ACKNOWLEDGMENTS

(1)         The Bank acknowledges that said Order shall be deemed an “order issued with the consent of the depository institution,” as defined in 12 U.S.C. § 1818(h)(2), and consents and acknowledges that said

Order shall become effective upon its issuance and shall be fully enforceable by the Comptroller under the provisions of 12 U.S.C. § 1818. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the Comptroller may enforce any of the commitments or obligations herein undertaken by the

Bank under his supervisory powers, including 12 U.S.C. § 1818, and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the Comptroller has any intention to enter into a contract.

(2)         The Bank also expressly acknowledges that no officer or employee of the Comptroller has statutory or other authority to bind the United States, the U.S. Treasury Department, the Comptroller, or any

other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the Comptroller’s exercise of his supervisory responsibilities.

ARTICLE III

WAIVERS

(1)         The Bank, by signing this Stipulation and Consent, hereby waives:

(a)	the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818(b);

(b)	any and all procedural rights available in connection with the issuance of the Order;

(c)	all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818(i) or

12 C.F.R. Part 19;

(d)	all rights to seek any type of administrative or judicial review of the Order; and

(e)	any and all rights to challenge or contest the validity of the Order.

ARTICLE IV

CLOSING PROVISIONS

(1)         The provisions of this Stipulation and Consent shall not inhibit, estop, bar, or otherwise prevent the Comptroller from taking any other action affecting the Bank if, at any time, the Comptroller deems it appropriate to do so to fulfill the responsibilities placed upon him by the several laws of the United States of

America.

IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his representative,

has hereunto set his hand on behalf of the Comptroller.

/s/ Ronald Schneck for	May 11, 2010
Henry Fleming	Date
Director, Special Supervision Division

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the

Bank, have hereunto set their hands on behalf of the Bank.

/s/ Edward E. Birch	May 10, 2010
Edward E. Birch	Date

/s/ H. Gerald Bidwell	May 10, 2010
H. Gerald Bidwell	Date

/s/ Richard S. Hambleton, Jr	May 10, 2010
Richard S. Hambleton, Jr	Date

/s/ D. Vernon Horton	May 10, 2010
D. Vernon Horton	Date

/s/ S. Lachlan Hough	May 10, 2010
S. Lachlan Hough	Date

/s/ Roger C. Knopf	May 10, 2010
Roger C. Knopf	Date

/s/ George S. Leis	May 10, 2010
George S. Leis	Date

/s/ William Loomis	May 10, 2010
William Loomis	Date

/s/ John R. Mackall	May 10, 2010
John R. Mackall	Date

/s/ Richard A. Nightingale	May 10, 2010
Richard A. Nightingale	Date

/s/ Kathy J. Odell	May 10, 2010
Kathy J. Odell	Date

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